UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 28, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-15062                 13-4099534
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
    Incorporation)                                           Identification No.)


                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment of Employment Agreement with Wayne H. Pace

     On April 28, 2005, Time Warner Inc. (the "Company") and Wayne H. Pace entered into an amendment to Mr. Pace's employment agreement with the Company to extend the term of Mr. Pace's employment as the Company's Executive Vice President and Chief Financial Officer by two years to December 31, 2007. The amendment was approved by the Compensation and Human Development Committee of the Board of Directors. Mr. Pace's current compensation and benefits will not change as a result of the amendment. The amendment also provides that, unless the agreement has been terminated for any reason prior to December 31, 2007, then beginning January 1, 2008, Mr. Pace will provide advisory services to the Company as a part-time employee through December 31, 2009 at an annual compensation of $1 million.

A copy of the amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

Exhibit       Description
-------       -----------

10.1 First Amendment dated April 28, 2005 to Employment Agreement between Time Warner Inc. and Wayne H. Pace

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                TIME WARNER INC.


                                                By:     /s/ Richard D. Parsons
                                                    ----------------------------
                                                    Name:  Richard D. Parsons
                                                    Title: Chairman and Chief
                                                              Executive Officer



  Date:  April 29, 2005

                                  EXHIBIT INDEX




         Exhibit                                 Description
------------------------    ----------------------------------------------------
          10.1              First Amendment dated April 28, 2005 to Employment
                            Agreement between Time Warner Inc. and Wayne H. Pace

                                                                    EXHIBIT 10.1